UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2005

Boston Acoustics, Inc.

(Exact name of Registrant as Specified in Charter)

Massachusetts	000-15193	04-2662473
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Jubilee Drive

Peabody, Massachusetts 01960

(Address of principal executive offices)

(978) 538-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On August 25, 2005, Boston Acoustics, Inc. (the “Company”) announced that the shareholders of the Company voted to approve the Agreement and Plan of Merger, dated June 8, 2005, among D&M Holdings U.S. Inc., Allegro Acquisition Corp. and the Company at a special meeting of shareholders.

A copy of the press release issued by the Company on August 25, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. EXHIBITS

(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated August 25, 2005, of Boston Acoustics, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOSTON ACOUSTICS, INC.
(Registrant)

Date: August 25, 2005	By:	/s/ Debra A. Ricker
	Name:	Debra A. Ricker
	Title:	Vice-President — Finance

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 25, 2005, of Boston Acoustics, Inc.